EXHIBIT A

                            Joint Filing Agreement
                            ----------------------

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value, of Gentle Dental Service Corporation, a Washington corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Sprout Growth II, L.P.
by:   DLJ Capital Corporation
its:  Managing General Partner

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary


DLJ Growth Associates II, L.P.
by:   DLJ Growth Associates (II), Inc.
its:  General Partner

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary and Treasurer


DLJ Growth Associates (II), Inc.

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary and Treasurer


Sprout Capital VII, L.P.
by:   DLJ Capital Corporation
its:  Managing General Partner

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary


DLJ Associates VII, L.P.
by: DLJ Associates VII, Inc.
its: General Partner

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary and Treasurer


DLJ Capital Associates VII, Inc.

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary


The Kroon 1994 Limited Partnership
by:   Richard E. Kroon
its:  General Partner

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Title: Attorney-in-Fact



Patrick J. Boroian

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Philippe O. Chambon

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Robert E. Curry

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Attorney-in-Fact


Robert Finzi

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Keith B. Geeslin

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


The JHT 1994 Limited Partnership
by:   Janet A. Hickey
its:  General Partner

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Title: Attorney-in-Fact


Kathleen D. LaPorte

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Title: Attorney-in-Fact


Scott F. Meadow

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Arthur S. Zuckerman

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name: Arthur S. Zuckerman


Janet A. Hickey

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Hal Tague

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Richard E. Kroon

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


Mary Jane Kroon

By: /s/ Arthur S. Zuckerman
    ------------------------------------
    Name:  Arthur S. Zuckerman
    Attorney-in-Fact


DLJ Capital Corporation

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Secretary and Treasurer


Donaldson, Lufkin & Jenrette, Inc.

By:   /s/ Marjorie S. White
      ------------------------------------
Name:  Marjorie S. White
Title: Vice President and Secretary


The Equitable Companies Incorporated

By:   /s/ Alvin H. Fenichel
      ------------------------------------
Name:  Alvin H. Fenichel
Title: Senior Vice President and Controller


AXA
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
AXA Conseil Vie Assurance Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri de Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above

By:   /s/ Alvin H. Fenichel
      ------------------------------------
Name:  Alvin H. Fenichel
Title: Attorney-in-fact